Exhibit 99.1

1 Analyst and Investor Day June 9, 2010

2 Dave Poplar Vice President Investor Relations

3 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation: Negative publicity or litigation regarding allegations of food-related illness, Failure to achieve and maintain positive same-store sales, Changing business conditions, including energy costs, Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets Competition in the restaurant and food products industries, Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, fuel and utility costs, Changes in the cost or availability of acceptable new restaurant sites, Accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of Mimi's, Adverse weather conditions in locations where we operate our restaurants, Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures, Consumer acceptance of our restaurant concepts in new geographic areas, and Changes in hog and other commodity costs. We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10- K for the fiscal year ended April 24, 2009. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Agenda

1:00 p.m.	**Introduction**	Dave Poplar, Vice President of Investor Relations
1:15 p.m.	**Corporate Overview and Brand Builders**	Steve Davis, Chairman and CEO
1:45 p.m.	**FY 2010 Financials**	Tod Spornhauer, CFO
2:15 p.m.	**Bob Evans Restaurants Overview**	Randy Hicks, President / Chief Concept Officer Mary Cusick, SVP of Restaurant Marketing
2:45 p.m.	**Mimi's Café Overview**	Tim Pulido, President / Chief Concept Officer
3:15 p.m.	**Break**	
3:30 p.m.	**Restaurant Division: One Best Way**	Harvey Brownlee, President / CRO
4:00 p.m.	**Food Products Overview**	Mike Townsley, President of Food Products
4:30 p.m.	**FY 2011 Guidance**	Tod Spornhauer, CFO
5:00 p.m.	**Q and A**	
5:30 p.m.	**Depart**	

4

5 FY 2011 Investor Relations Calendar EARNINGS RELEASES EARNINGS CONF. CALLS EQUITY CONF. ROAD SHOWS YEAR END ANALYST MTG JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN MAY Tues Aug 17 (1Q) Tues Nov 16 (2Q) Tues Feb 15 (3Q) Tues Jun 7 (4Q) Tues Jun 8 (4Q) Wed Jun 9 (4Q) Wed Aug 18 (1Q) Wed Nov 17 (2Q) Wed Feb 16 (3Q) Wed Jun 8 (4Q) Mon Sep 13 ANNUAL MEETING Jan 10-11 Cowen (NY) July TBD Boston Sun Trust TBD Mid-Atlantic TBD Jan. 3-7 West Coast Key Wed Jun 9 YEAR END ANALYST MTG Wed Jun 8 2010 2011 Mar TBD TBD TBD

6 David Eisel Executive Development Chef, Bob Evans Restaurants Adam Baird Executive Chef, Mimi's Cafe Dee Hadley Vice President of Marketing, Food Products

7 BOB-B-Q Entrees LUNCH MENU Kansas City Baby Back Ribs Sweet Potato Fries Big Texas Brisket Sandwich Memphis Spice-Rubbed Chicken Pit-Smoked Pork Loin Sandwich

8 Just Enough Small Plates LUNCH MENU Need item names and images Pesto Pizza Strips BBQ Chopped Salad Roasted Chicken & Asparagus Ravioli Crab Fritters Seared Steak Salad Beef Bourguignon Key Lime Cheesecake Bars

9 Wrappers and Stuffers LUNCH MENU Food Products

10 Steve Davis Chairman and Chief Executive Officer

11 BEST Brand Builders Company & Segment Overview

12 BOB EVANS FOOD PRODUCTS REGIONAL BRANDSwith NATIONAL POTENTIAL

13 "Our Way of Doing Business"

14 Company Overview FY 2010 net sales: $1.73 billion Approximately 44,000 Employees NASDAQ (Ticker: BOBE) Market Cap = Approximately $850 million Full-service restaurant company with a complementary retail food and food service business

15 COMPANY OVERVIEW Adjusted Operating Income* (in millions) Adjusted Operating Income has increased five consecutive years. (CHART) *See reconciliation to reported operating income on next slide

COMPANY OVERVIEW Reconciliations (in millions) FY '06 Reported Consolidated Operating Income $85.4 Legal Settlement 0.9 Restaurant Closings 0.6 Investment Write-Down 3.5 Gains on Asset Sales (8.1) FY '06 Adjusted Consolidated Operating Income $82.3 FY '07 Reported Consolidated Operating Income $98.4 Gains on Asset Sales (4.4) FY '07 Adjusted Consolidated Operating Income $94.0 FY '08 Reported Consolidated Operating Income $107.2 Gift Card Breakage (3Q) (6.6) Fixed Asset Impairment (3Q) 3.7 Dispute Settlement (3Q) 0.7 Gains on Asset Sales (2.9) FY '08 Adjusted Consolidated Operating Income $102.1 FY '09 Reported Consolidated Operating Income $ 28.4 Goodwill, Trade Name & Fixed Asset Impairment (3Q) 74.4 Severance and Retirement (3Q) 0.8 Unusable Spare Parts (3Q) 0.4 Legal Settlement (1Q) 0.7 Gains on Asset Sales (1.0) FY '09 Adjusted Consolidated Operating Income $103.7 FY '10 Reported Consolidated Operating Income $106.4 Fixed-asset Impairment (2Q & 4Q) $6.2 Severance (2Q, 3Q & 4Q) $1.8 Life Insurance Gains (2Q & 3Q) ($2.5) Gains on Asset Sales (4Q) ($1.4) FY '10 Adjusted Consolidated Operating Income $110.5 Adjusted Operating Income reconciliation

17 COMPANY OVERVIEW BOBE has outperformed the major indices over the last five years. 60% 40% 20% 0% -20% -40% Apr '10 Oct Jul Apr '09 Oct Jul Apr '08 Oct Jul Apr '07 Oct Jul Apr '06 Oct '05 BOBE 28.43 DJI 10,193.38 IXIC 2,229.04 GSPC 1,087.68 Week of May 17, 2010: Volume 176,140 Jun 6, 2005 to Jun 1, 2010

18 COMPANY OVERVIEW Increased shareholder value while paying down debt over the past five years. (CHART) Dividends $250 $95 $67 Share Repurchases Debt Repayment

19 Restaurant Segment

20 FY 2010 Segment Overview 82% of Company Net Sales 715 Company-owned Restaurants as of April 30, 2010 569 restaurants as of 4/30/10 Full-service family restaurants featuring a wide variety of menu items 146 restaurants as of 4/30/10 Full-service casual dining restaurants featuring high-quality food in an upbeat, sophisticated atmosphere RESTAURANT SEGMENT

21 Net Sales $1.0 billion Average Annual Unit Sales $1.73 million Average Check $8.40 (4Q FY 2010) FY 2010 Overview RESTAURANT SEGMENT - BOB EVANS ALL THREE DAY PARTS SERVED (CHART) Breakfast 32% Lunch 37% Dinner 31%

22 Geographic Concentration RESTAURANT SEGMENT - BOB EVANS 194 59 16 24 3 51 30 39 8 3 7 28 23 3 17 11 4 49 569 Restaurants 18 States As of 4/30/10

23 COMPANY OVERVIEW Five-Year Strategic Plan Summary Employee Engagement New Product Innovation From 50th Percentile to 75th Percentile Fix Speed of Service and Hospitality Cautiously Expand and Remodel

24 RESTAURANT SEGMENT - MIMI'S CAFE FY 2010 Overview Net Sales $406 million Average Annual Unit Sales $2.86 million Average Check $10.91 (4Q FY 2010) ALL THREE DAY PARTS SERVED (CHART) Breakfast 21% Lunch 41% Dinner 38%

25 RESTAURANT SEGMENT - MIMI'S CAFE Geographic Concentration 3 3 2 2 3 1 3 4 5 1 11 2 2 1 2 11 1 8 4 12 58 5 1 146 Restaurants 24 States As of 4/30/10 1

26 COMPANY OVERVIEW Five-Year Strategic Plan Summary Employee Engagement New Product Innovation From 50th Percentile to 75th Percentile Fix Speed of Service and Hospitality Cautiously Expand and Remodel Employee Engagement New Product Innovation From 25th Percentile to 50th Percentile Fix Speed of Service and Hospitality Remodel Only

27 Food Products Segment

28 Two Brands distinct geographic strengths FY 2010 Segment Overview FOOD PRODUCTS SEGMENT Net Sales: $315.7 million 18% of Company Net Sales 40 varieties of premium sausage, bacon and ham products 50 refrigerated and frozen home-style convenience food items 7 processing plants Sold at retail locations in 50 states, Ontario and Mexico

29 FOOD PRODUCTS SEGMENT Retail Distribution Bob Evans Bob Evans and Owens Bob Evans Growth Markets

30 COMPANY OVERVIEW Five-Year Strategic Plan Summary Employee Engagement New Product Innovation From 50th Percentile to 75th Percentile Fix Speed of Service and Hospitality Cautiously Expand and Remodel Employee Engagement New Product Innovation From 25th Percentile to 50th Percentile Fix Speed of Service and Hospitality Remodel Only Employee Engagement New Product Innovation Optimize Spending at Trade Level LEAN Sigma at Plants Invest in LEAN Sigma Capital

Drive greater employee engagement and "Strat-E-Cution" Business Segments FUNCTIONAL LEADERS 31 COMPANY OVERVIEW Evolve the business to attract a newer user base while maintaining the core user base To Grow Top-line, FY 2011 is the Re-Invention of Bob Evans Farms, Inc. Be a strategic business advisor, and partner to add value and drive business goals and performance

32 COMPANY OVERVIEW The FY2011 Transformation of our Brand FROM TO Dine-in concept that "dabbles" in off-premise Fun inviting place for families to connect on or off premise Dine-in only concept that happens to sell beer and wine Fun inviting place for females to connect on or off premise DSD sausage purveyor Warehouse-based purveyor of both sausage AND convenient breakfast and dinner solutions

33 COMPANY OVERVIEW Business Segment Challenges CATEGORY/ CONSUMER COST COMPETITION COMPANY 11% Core Market Unemployment Commodities Inflation Discounting Strategies Older Asset Base 13% Core Market Unemployment Commodities Inflation Discounting Strategies Older Asset Base Shift to Home-based Consumption Record High Sow Costs Private Label + National and Regional Shift from Sausage Production to Co-pack Products

34 COMPANY OVERVIEW We need to drive our culture to the front line! Start at the top Ensure Alignment Engage the full leadership team World Class Engagement 0.00002% 0.002% 9% 91%

35 We have Regional Brands with National Potential Driving synergies across all businesses Driving product innovation Emphasis on existing store profitability Strategic emphasis on remodels Strategic use of cash flow from operations Focused on strengthening returns and ROICs Consistent dividend growth Strong financial flexibility with a solid balance sheet WE'RE BUILDING FOR THE LONG-TERM

36 Tod Spornhauer Chief Financial Officer

37 4th Quarter and FY 2010 Financial Highlights

(CHART) FY 2009 FY 2010 BER (0.3%) (3.5%) Mimi's (7.2%) (7.2%) Foods 6.0% 7.0% Comparable Sales FY 2009 and 2010

39 Sow Cost History $20 $25 $30 $35 $40 $45 $50 $55 MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR FY 2009 FY 2008 5 Year Avg $60

40 Fourth Quarter Overview Restaurant comps were very weak: -4.1% at BER and -7.1% at Mimi's Restaurants margins were 8.0% compared to 7.5% (both ex-items); margins would have been comparable without extra week and higher health claims in FY 2010 Food Products margins were 4.7% compared to 5.8% (both ex-items) due to higher sow costs ($56 vs $51) and higher plant expenses Fiscal 2010 results benefited from $6.9 million of operating income from extra week, a tax rate of 19% and low interest expense

*Excluding special items Consolidated Operating Income 4th Quarter (MMs)* $17.7 $26.6 $28.9 Restaurants $8.6 $4.4 $3.7 Foods $26.3 $31.0 $32.6 Consolidated FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 (4.1%) (1.6%) 1.7% SSS - BER (7.1%) (7.1%) (5.3%) SSS - Mimi's $56 $51 $27 Sow Price

*Excluding special items Consolidated Operating Income 4th Quarter,13-week Basis (MMs)* $17.7 $26.6 $28.9 Restaurants $8.6 $4.4 $3.7 Foods $26.3 $31.0 $32.6 Consolidated FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 (4.1%) (1.6%) 1.7% SSS - BER (7.1%) (7.1%) (5.3%) SSS - Mimi's $56 $51 $27 Sow Price $23.1 13 weeks $2.6 13 weeks $25.7 13 weeks

43 FY 2010 Overview 53-week basis operating income of $110.5M ex-items within yearlong guidance range of $110-115M Restaurants margins improved to 6.4% from 6.1% (both ex- items) despite comps of -3.5% at BER and -7.2% at Mimi's Food Products margins improved to 6.6% from 5.1% (both ex-items) due to improved warehouse vs. DSD cost structure and lower sow costs ($42 vs. $45) Fiscal 2010 results benefited from $6.9 million of operating income from 53rd week, low tax rate (27%) and low interest expense

*Excluding special items Consolidated Operating Income Full Year (MMs)* $73.5 $87.7 $89.6 Restaurants $28.6 $16.0 $20.9 Foods $102.1 $103.7 $110.5 Consolidated FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 (3.5%) (0.3%) 1.8% SSS - BER (7.2%) (7.2%) (2.4%) SSS - Mimi's $42 $45 $35 Sow Price

*Excluding special items Consolidated Operating Income Full Year, 52-week Basis (MMs)* $73.5 $87.7 $89.6 Restaurants $28.6 $16.0 $20.9 Foods $102.1 $103.7 $110.5 Consolidated FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 FY '10 FY '09 FY '08 (3.5%) (0.3%) 1.8% SSS - BER (7.2%) (7.2%) (2.4%) SSS - Mimi's $42 $45 $35 Sow Price $83.9 52 weeks $19.8 52 weeks $103.7 52 weeks

46 Consolidated Operating Income FY 2010 Results* Compared to Guidance *Excluding special items $110M $115M $110.5M SSS - BER -4.0% -3.0% -3.5% SSS - Mimi's -8.0% -7.0% -7.2% Food Products Sales Increase 2.0% 4.0% 1.4% Operating Income Margin - Restaurants 6.0% 7.0% 6.4%

47 Depreciation & Amortization FY 2010 Results* Compared to Guidance Capital Expenditures *Excluding special items $84.0M $83M $85M Interest $10.1M $10M $11M Sow Costs $42 cwt $42 cwt $45 cwt $51M $55M $60M Operating Income Margin - Foods 6.0% 7.0% 6.6%

48 FY 2010 Results* Compared to Guidance *Excluding special items GUIDANCE ACTUAL Tax Rate 31% 27% Diluted Share Count 31M 31M Impact of 53rd Week Sales $31M $31.3M Operating Income $5M $6.9M

(CHART) 49 30% of Net Income $67.6 Net Debt Reduction $51.3 Cap Ex $20.9 Dividends Cash Available: $160.9* Capital Allocation Update Fiscal 2010 (MMs) 732K Shares to Offset Equity Plan Dilution $33.4 Restaurants $17.9 Food Products & Other $79.9 Debt Reduction Net of $12.3 Cash Reduction $21.1 Treasury Stock Repurchases *$153.5 from operations plus $7.4 other

(CHART) Debt Summary (MMs) $79.9 repaid in last year

Reconciliation of Special Items (000s) Operating Income: Restaurants Reported Special Items Ex Special Items 23,539 (5,323) 28,862 85,144 (4,497) 89,641 26,555 0 26,555 12,796 (74,850) 87,646 (3,016) (5,323) 2,307 -11.4% 8.7% 72,348 70,353 1,995 565.4% -94.0% 2.3% Food Products Reported Special Items Ex Special Items 4,436 671 3,765 21,270 366 20,904 4,444 0 4,444 15,571 (450) 16,021 (8) 671 (679) -0.2% -15.3% 5,699 816 4,883 36.6% -181.3% 30.5% Consolidated Reported Special Items Ex Special Items 27,975 (4,652) 32,627 106,414 (4,131) 110,545 30,999 0 30,999 28,367 (75,300) 103,667 (3,024) (4,652) 1,628 -9.8% 5.3% 78,047 71,169 6,878 275.1% -94.5% 6.6% Fiscal 2010 Q4 Fiscal 2009 Q4 Change Year Q4

GAAP to Non-GAAP Reconciliation of Operating Income (unaudited)
(000s, except per share data)

	FISCAL 2010 Q4	FISCAL 2010 YEAR	FISCAL 2009 Q4	FISCAL 2009 YEAR
Operating income as reported:				
Restaurants	$23,539	$85,144	$26,555	$12,796
Food Products	4,436	21,270	4,444	15,571
Total	27,975	106,414	30,999	28,367
Adjustments:				
Impairment - Restaurants	4,677	6,195	0	74,406
Severance - Restaurants	646	789	0	801
Severance - Food Products	691	996	0	0
Legal settlement - Restaurants	0	0	0	675
Life insurance gains - Restaurants	0	(2,487)	0	0
Inventory obsolescence - Food Products	0	0	0	450
Gain on asset sale - Food Products	(1,362)	(1,362)	0	0
Gain on asset sale - Restaurants	0	0	0	(1,032)
Adjusted operating income with FY 2010 on a 53 weeks basis:				
Restaurants	28,862	89,641	26,555	87,646
Food Products	3,765	20,904	4,444	16,021
Total	32,627	110,545	30,999	103,667
Impact of 53rd week on operating income:				
Restaurants	(5,736)	(5,736)	0	0
Food Products	(1,156)	(1,156)	0	0
Adjusted operating income on a 52 week basis:				
Restaurants	23,126	83,905	26,555	87,646
Food Products	2,609	19,748	4,444	16,021
Total	25,735	103,653	30,999	103,667

53 Randy Hicks President and Chief Concept Officer Mary Cusick Senior Vice President of Marketing

54 FY 2010 Review

55 Executive Summary FY 2010 REVIEW Same-Store Sales: -3.5% Employee & Management turnover continued to improve Implemented new guest satisfaction measure Initiated transformation of brand Asset - Look and Feel Food - Innovate People - Service

56 Guest Experience Survey FY 2010 REVIEW Source: Mindshare Technologies July 23, 2009 - April 28, 2010

57 Major Marketing Programs FY 2010 REVIEW Fall Interim Knife & Fork Sandwiches Fall NEW Deep-Dish Pasta Holiday NEW Deep-Dish Pasta Spring NEW Farm-Fresh Wraps Summer 30 Meals $5.99 or less 36-Month Innovation Pipeline

58 (CHART) Building-Type Varieties and Styles Center Entrance 108* Side-Entrance 393* General Store 7* Hometown 55* Conversion 6* * Number of restaurants Restaurants Challenge FY 2010 REVIEW

59 Transform Restaurant Look and Feel FY 2010 REVIEW Prototype Xenia, Ohio

60 Transform Restaurant Look and Feel Side-Entrance Remodel Canal Winchester, Ohio BEFORE AFTER FY 2010 REVIEW

61 Transform Restaurant Look and Feel Hometown Remodel Marion, Indiana BEFORE AFTER FY 2010 REVIEW

62 Transform Restaurant Look and Feel Center-Entrance Remodel Portsmouth, Ohio BEFORE AFTER FY 2010 REVIEW

63 Transform Restaurant Look and Feel Side-Entrance Remodel with Sales Layers Westerville, Ohio BEFORE AFTER FY 2010 REVIEW

64 Transform Restaurant Look and Feel Side-Entrance with Sales Layers Westerville, Ohio BEFORE AFTER FY 2010 REVIEW

65 Transform Restaurant Look and Feel #428 Westerville YOY Weekly Avg Change in Sales by Layer FY 2010 REVIEW 2009 AVG WKLY SALES Dine-in Sales Family Meal Deals Regular Carryout Bakery Grab N Go Catering Retail Gift Cards 2010 AVG WKLY SALES

66 FY 2011 Strategic Plan

Vision To drive BEST-in-CLASS performance through innovation that changes the way people think about Bob Evans Restaurants and generates growth

68 INNOVATIONS FY 2011 Drive Growth Innovative Marketing and Strategic Menu/Pricing Management Dayparts/ Business Strategic Pillars Innovate and change the way people think about Bob Evans Family First Farm Fresh Innovation Value Off-Premise Dinner Breakfast Lunch Add-ons Digital TV/Radio Menu/Merch Regional Brands with National Potential

69 Relevance for Family-First Growth Target Establish a Sales Culture Develop Off-Premise Sales Enhance Guest Experience with Model Market Initiative Innovate and Change the Way People Think About Bob Evans FY 2011 Bob Evans Restaurants Focus

70 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011

71 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011 Continue to transform culture to a Total Performance Management mindset Implement Process Enablers which support the overall strategic and tactical business plan

72 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011 Drive sales to new family first core Drive innovation with contemporized flavors across all dayparts Drive carryout sales through new sales layers, innovation and improving convenience Focus on BAD layers

FY 2011 Sales Focus Digital/On-Line Ordering/Universal Phone Number Taste of the Farm/ Redefining Retail BAD Layers Gift Cards Remodel Strategy Family-First / Family Meal Deals Taste of the Farm/ Off-Premise Sales

74 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011 Achieve Food Cost and Cost of Sales improvements Achieve Total Payroll & Benefits improvements

75 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011 Improve Speed with Hospitality Process for creating sales culture in restaurants Develop and implement operations calendar that will be integrated inter-departmentally Get to Best In Class Food Safety

76 Continue to transform culture to a Total Performance Management mindset Drive sales to new family first core Achieve Food Cost and Cost of Sales improvements Improve Speed with Hospitality Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Implement Process Enablers which support the overall strategic and tactical business plan Drive innovation with contemporized flavors across all dayparts Achieve Total Payroll & Benefits improvements Process for creating sales culture in restaurants Elevate the Brand Image: Allocate capital to BER projects with highest potential return Drive carryout sales through new sales layers, innovation and improving convenience Develop and implement operations calendar that will be integrated inter-departmentally Optimize Retail Space: Add additional sales layers to maximize return Focus on BAD layers Get to Best In Class Food Safety STRATEGIC BUSINESS FRAMEWORK FY 2011 Profitable New Growth: Build new restaurants that hit 1:1 sales to investment ratio and meet or exceed ROI hurdle Elevate the Brand Image: Allocate capital to BER projects with highest potential return Optimize Retail Space: Add additional sales layers to maximize return

Current-24 Building Styles 2011 Learnings & Model Market 2009 - 2010 Learnings 133 - Portsmouth (before) 2067 - Marion (before) General Store 133 - Portsmouth 2067 - Marion 377 - Graceland 377 - Graceland (before) 428 - Westerville Center-Entrance Side-Entrance Model Market Learnings 9 Building Styles Test FY 2011 Model Market Solution

Operations New business layer training restaurants Management recommitment Marketing Leverage media efficiencies Integrated marketing campaign Research Asset Best execution of new sales layers Synthesizing brand image Solve for multiple building types & styles Innovation Test new technology and equipment (KDS, headsets, clamshells, sustainable, etc.) Products and service for carryout /bakery experience What will we learn? Prove out sales layers and design concepts Evaluate ROIC hurdles and market-level performance Improve brand awareness and relevance with new Family First target What are we testing? FY 2011 Model Market Approach

Relevance for Family-First Growth Target INNOVATION Food Culture Value FY 2011 Executive Summary TRANSFORMATION Look and feel of building Food Service

80 Tim Pulido President and Chief Concept Officer

81 FY 2010 Review

82 Re-vitalize Concept Define Brand/Concept Vision Rebuild guest satisfaction and frequency Renovate legacy stores Re-engineer Cost Structure Drive P&L improvements Focus on prime costs/Keep eye on the Guest Re-invest one point back into Marketing Business Transformation Vision FY 2010 REVIEW

Define Brand/Concept Vision Quantity/ Indulgent MALE Smart/ Light FEMALE Strategic Target Reposition Brand to Create Distinct Niche (Narrow Targeting) FY 2010 REVIEW

84 FY 2010 REVIEW Concept Vision

85 Source: Mind Share Improved Guest Satisfaction Mimi's Cafe Scores Mimi's Cafe Scores Mimi's Cafe Scores Gap vs. Best in Class Gap vs. Best in Class Gap vs. Best in Class 2009 2010 CHANGE 2009 2010 CHANGE Guest Loyalty Index 74.9 77.0 +2.1 -6.5 -3.1 +3.4 Hospitality of Server 68.4 73.9 +4.9 -14.1 -5.3 +8.8 Speed of Service 52.5 60.4 +7.9 -18.1 -9.2 +8.9 Food Quality 61.9 70.0 +8.1 -9.4 -1.0 +8.4 Value 46.6 58.2 +11.6 -13.3 -8.2 +5.1 Improve Margins AND Improve Guest Satisfaction vs. Competition FY 2010 REVIEW

86 Quarterly Restaurant Comp Sales vs. YA Challenging Comps - Competitive Discounting Source: Knapp Track Q1 Q2 Q3 Q4 -1.9% -7.1% -3.9% -8.3% -5.6% -6.8% -7.5% -6.4% Mimi's Casual Dining Just Enough BOGO 2-Course Lunch/3-Course Dinner Meal Deals Casual Dining 2 for $20/$5.99 Lunch/Deep Discounting FY 2010 REVIEW

87 Digital Marketing and Social Networking 498,114 215,271 2009 2010 E-Club +125% 500K members 3,424/store avg. 16,858 fans FY 2010 REVIEW

88 Renovate Legacy Restaurants Just Beginning the Journey Current Asset Mix 146 Restaurants Asset Renewal to Date 146 Restaurants (CHART) 78 Wine/Beer Bar New Orleans Cafe 68 Full Bar Dinner House (CHART) 64 Wine/Beer Bar New Orleans Cafe 68 Full Bar Dinner House Arizona 4 10 So Cal FY 2010 REVIEW

89 Re-engineer Cost Structure BIG 2 Food & Labor Menu Engineering Prep Rationalization Supply Chain Productivity Promotion & Allowances Labor Management System Eliminated ~1 Million Hours* Management Complement Outliers COST OF LABOR COST OF SALES * Excludes impact of 53rd week (more than 200,000 hours) FY 2010 REVIEW

90 Build the Niche to Win... Re-engineer the Cost Structure FY 2011 Strategic Plan

91 Build market niche to win in casual dining Focus capital on existing business Execute integrated strategies to: Transform Concept Transform Execution Transform Financial Model FY 2011 Annual Operating Plan Executive Summary

92 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011

93 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011 Build People Capability and Strong Bench to Deliver Brand Promise Leverage the Center Establish Enterprise and CA Risk Management Systems

94 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011 Gen X/Female Niche Target Marketing Become Digital Marketing Leader Smart & Fresh Menu Innovation/Value Build Breakfast / Off-premise Engage and Enable Suggestive Sales

95 Small Plates to promote value and variety New Salads to provide new flavors and sizes Gourmet Francais to differentiate at lunch and dinner Mix & Match Lunch to offer variety and customization All Day Breakfast to appeal to breakfast lovers New Drop Down Seasonal Feature Menus to communicate fresh seasonal news and value Menu Innovation FY 2011 TRANSFORM CONCEPT Menu innovation and menu design targeted to Gen X Female

96 Objectives: drive positive sales and create niche brand Build relationship with Gen X women Relentless focus on becoming a digital leader Key Initiatives: Brilliant basics Activate baseline tools to drive brand awareness Enhance and rename eClub to deliver robust, timely offers (Q2) Quarterly promotional bursts Leverage targeted media vehicles to drive traffic during key timeframes Drive brand relevance via engaging consumer promotions Digital Plan FY 2011 TRANSFORM CONCEPT

97 Objectives: Revitalize restaurants with brand relevant sales layers at the bar, bakery, and To Go Offer relevant meal solutions to on-the-go, Gen X Females who crave Mimi's Cafe Key Initiatives: Higher Impact Bar Presentation Merchandise Bakery Expertise & Convenience Dedicated To-Go area New bakery items and display case New seating in Cafe/waiting area All Day Fresh Cafe decor package Improve Speed with Hospitality Transform Restaurants FY 2011 TRANSFORM CONCEPT

OLD NEW Transform Restaurants FY 2011 TRANSFORM CONCEPT

99 Bar/Cafe NEW OLD Transform Restaurants FY 2011 TRANSFORM CONCEPT

Concept Transformation at Market Level All Day Fresh Cafe Concept brought to life Test market restaurants will move to one brand look (Market Coach Leadership/Ownership) Consistent presentation of concept and offerings/services Restaurant level leaders and teams: to deliver concept transformation for new level of operational execution and sense of urgency RE-COMMIT RE-TRAIN Model Market Game Plan FY 2011 TRANSFORM CONCEPT

101 Weakest Guest Loyalty Index Scores When We Have the Most Volume GLS Score by Day of Week 4/23/09 thru 4/1/10 78.1 77.2 74.9 76.1 77.9 78.3 78.3 "Own the Weekends!" FY 2011 TRANSFORM EXECUTION Weekend Sales Focus Thursday Friday Saturday Sunday Monday Tuesday Wednesday % Sales Volume MORE THAN HALF OF SALES MORE THAN HALF OF SALES MORE THAN HALF OF SALES

Objective: Increase restaurant level sales and drive B.A.D. to 10%. Key initiatives: Sales Manager Program LRM, Beverage, Appetizers, Desserts and To-Go Continue developing system-wide tools and sharing best practices Weekly calls with Market Coaches and Sales Managers Quarterly Focus Q1: Happy Hour / Wine Wednesday Q2: Party Packs / B2B Catering Q3: Gift Card / Holiday Feast Q4: Mimi's Cares Card Program 102 Sales Manager Program FY 2011 TRANSFORM EXECUTION

103 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011 Menu Engineering Prep Rationalization 2.0 Improve In-store Food Cost Management Leverage SRE Labor Model Outlier Turnaround Plan

104 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011 Best Guest Experience Improve Speed with Hospitality Test Technology

Target Setting Rush Ready Equipment/Technology Deployment FY 2011 TRANSFORM EXECUTION All Equipment Working/Good Repair 2-Way Radio Execution Printers Stocked (Ink and Paper) Best in Class Status > 80% Take Back Lunch SWH Board Executed Daily Goals Weekly Goals Period Goals Pre-Shift Meetings Executed Rack/Stack Report Posted Recognition: B3 Cards LMS Guidelines Followed Server Board Complete Greeter in Position Floor/Slide MGR in Position (or Expo): Hot Food Being Run KM or Lead Cook in Position SMART Prep Checklist Roasting Charts Line Checks 3x Daily Proper PARs and Stock Levels Server Side Work Complete Dish Tank Area Clean & Organized Bar Staffed and Stocked Speed with Hospitality

Kitchen Display System Server Pagers Guest Pagers Table Management 2-Way Radios Kitchen View Leveraging Technology FY 2011 TRANSFORM EXECUTION

107 Build People Capability and Strong Bench to Deliver Brand Promise Gen X/Female Niche Target Marketing Menu Engineering Best Guest Experience Focus Capital on the Core Leverage the Center Become Digital Marketing Leader Prep Rationalization 2.0 Improve Speed with Hospitality Develop and Test Remodel Packages Establish Enterprise and CA Risk Mgmt Systems Smart & Fresh Menu Innovation/Value Improve In-store Food Cost Management Test Technology Build Breakfast/ Off-premise Leverage SRE Labor Model Engage and Enable Suggestive Sales Outlier Turnaround Plan STRATEGIC BUSINESS FRAMEWORK FY 2011 Focus Capital on the Core Develop and Test Remodel Packages

Differentiate through Narrow Targeting Own a Medium Day Parts Strategic Pillars Define the niche to win in casual dining Gen X Female Target Smart & Fresh Value Beverages/ Bar Ops Owns Sales Bounce Backs 2 Course Meal $9.99 3 Course Meal $12.99 On-line Ordering/Party Packs Breakfast 30% Lunch 35% Dinner 35% To Go 10% Leverage Social Media +1 MM Members Digital Leader Bring the All Day Fresh Cafe to Life to Gen X Female Guests Brand Vision 109 INNOVATIONS FY 2011

110 Bring the All Day Fresh Cafe to Life for Gen X Female Guests Build Capability to Create Sales Culture and Deliver Speed with Hospitality Reduce Prime Costs TRANSFORM CONCEPT TRANSFORM EXECUTION TRANSFORM FINANCIAL MODEL FY 2011 Annual Operating Plan "Big Three"

111 Build market niche to win in casual dining Focus capital on existing business Execute integrated strategies to: Transform Concept Transform Execution Transform Financial Model FY 2011 Annual Operating Plan Executive Summary

112 Harvey Brownlee President and Chief Restaurant Operations Officer

113 FY 2010 Review FY 2011 Strategic Plan

114 We have made great progress... FY 2010 Driven Operations Excellence across entire enterprise Instituted Mindshare as OBW approach to Guest Satisfaction Developed and integrated OBW processes for entire restaurant group Created Operations College Implemented OBW food safety program for entire restaurant group Enhanced Real Estate, Construction and Facilities Department for restaurant segment

However, we still have much to do . . . 115 Build a sales, service and people first culture that delivers Best In Class results. Certified Training Restaurants Code of Conduct Total Management Performance GLI Speed Food Safety KM/FQM Ops Owns SALES Sales Manager Situational Selling Labor Management COS Productivity Value Engineering 5Rs FY 2010

116 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment through Pay for Performance Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011

117 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment through Pay for Performance Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011 Build Capability Build Commitment through Pay for Performance Build Management Bench Strength

118 RESTAURANT LEVEL PLANS BALANCED SCORECARD TOTAL REWARDS PERFORMANCE MANAGEMENT Plans Linked to Performance Link Entire Restaurant Team to BSC results Linked to Performance Gain Share Merit Performance Appraisal Linked to BSC Win Together FY 2011 Building Pay for Performance Culture

119 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011 Build "Ops Owns Sales" Culture Execute New Sales Layers Drive Suggestive Sales

"Ops Owns 2%" Plans and Tracking FY 2011 FY 2011 Ops Owns Sales Plan FY 2011 Ops Owns Sales Plan FY 2011 Ops Owns Sales Plan FY 2011 Ops Owns Sales Plan FY 2011 Ops Owns Sales Plan FY 2011 Ops Owns Sales Plan Region/Area Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ _____________________ Goal $ ______ _______________ Goal $ _____________________ Period Progress Review Category/Tactic Period 1 Period 2 Period 3 Quarter 1 Period 4 Period 5 Period 6 Quarter 2 Period 7 Period 8 Period 9 Quarter 3 Period 10 Period 11 Period 12 Quarter 4 YTD Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant Area/Restaurant REGION/AREA RESULT Drive Sales 120 Restaurant Name/#______________ FY 2011 Ops Owns Sales 2% FY 2011 Ops Owns Sales 2% FY 2011 Ops Owns Sales 2% FY 2011 Ops Owns Sales 2% FY 2011 Ops Owns Sales 2% Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Quarter ___________________ Goal $ ________________ Period # Period # Period # Period # Period # Period # Ops Owns Sales Category Category Last Qtr Results Commitment Actual Commitment Actual Commitment Actual Activities SMART Goal Tactics Target Target Target Target Target Target Who? When?

FY 2011 Drive Sales 121 Bob Evans Engagement Approach Bob Evans Farms - FY 2011 Objective/Principles for Engagement: Develop Process around engagement Link to BEST Brand Builders Connect both Employee Needs and Tangible Business Objectives Integrate engagement into strategic plans Apply across 44,000 employees Develop robust measurement tool Right Employee/Right Jobs Leadership Systems and Strategy Aligned Effort and Strategy Empowerment Teamwork/ collaboration Growth and Development Support and Recognition Greater Loyalty Enhanced Effort Satisfied/Loyal Customers Increased Retention High Sales and Profits Revenue Growth Definition: The extent to which people commit and believe in what they do and invest discretionary effort. Source: Development Dimensions International, Inc. MMV ENGAGEMENT DRIVEN WORK ENVIRONMENT ENGAGED EMPLOYEE ORGANIZATIONAL SUCCESS

122 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011 Improve Food, Labor and Operating Productivity Capture Supply Chain Synergy

123 Food Cost Outlook FY 2011 2010 Actual vs Theoretical 2011 GOAL Production Innovation Commodity Increases 2011 GOAL Supply Chain Improvements Menu Promotions Menu Optimization

124 Pay & Benefits Outlook FY 2011 2010 Direct Labor Management Pay Taxes & Fringes 2011 GOAL Direct Labor Management Pay Taxes & Fringes 2011 GOAL Management Pay

125 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011 Improve Our Guest Experience Achieve Best in Class Guest Measures

126 Key Drivers of Guest Satisfaction FY 2011 Food Quality Speed of Service Server Hospitality ..000 ..050 ..100 ..150 ..200 ..250 Top Three Actionable Items Strong correlation to guest "likelihood to recommend" Food Quality Speed of Service Server Hospitality ..000 ..050 ..100 ..150 ..200 ..250

We are taking a holistic approach to drive speed with hospitality 127 Target Setting Rush Ready Equipment/Technology Deployment "Perfect to Dine" "Aces in Places" "Every Restaurant . . . Every Day" Innovative Thinking

128 Build Capability Build "Ops Owns Sales" Culture Improve Food, Labor and Operating Productivity Improve Our Guest Experience Ensure Growth Ready in Model Markets Build Commitment Execute New Sales Layers Capture Supply Chain Synergy Achieve Best in Class Guest Measures Build Capability to Execute New Concept Layers Build Management Bench Strength Drive Suggestive Sales Recommit management to concept changes Prove out FOH/BOH Innovations STRATEGIC BUSINESS FRAMEWORK FY 2011 Ensure Growth Ready in Model Markets Build Capability to Execute New Concept Layers Recommit Management to Concept Changes Prove Out FOH/BOH Innovations

129 FY 2010 Review FY 2011 Strategic Plan DEVELOPMENT

130 Development Overview We have made progress... New Organization moving faster Testing of new sales Layers Adhering to financial process regarding Cap Ex discussions We are working hard to... Test 5R prototypes in model market Utilize Site Selection information for FY11 growth Achieve positive returns on invested capital Grow through new and enhanced sales layers Objective: Reenergize brand growth through new sales layers that elevate the brand experience.

131 Our Plan to Win FY 2011 PHASE I Backfill Existing Markets FY 2012 & Beyond PHASE II Expand to Contiguous Markets FY 2013 & Beyond PHASE III Grow in New Major Markets Re-energize brand through penetration in successful trade areas Apply Key Growth Filters Screen Potential Markets - Development Ready Criteria Expand to Contiguous markets Utilize Major Highway Systems to Leverage Economies of Scale Maximizes Management and Supply Chain Capabilities and Efficiencies Expand to markets that are new to our brands Create brand awareness and marketing plan to drive critical mass and gain share

132 FY 2011 - 2013 PHASE I Get Portfolio Right FY 2014 Test & Execute Growth Initiatives FY 2015 Drive Growth Initiatives Fix restaurant economics Test new sales layers in Model Market Upgrade existing assets Elevate brand Guest experience Test new store prototype Concept layers Expand to backfill markets ASSESSMENT PERIOD Earn the Right to Grow Our Plan to Win

133 Model Market Approach Understand holistic approach to brand elevation in a concentrated market Strong cross-section of restaurant design Close restaurant proximity OPERATIONS New business layer training restaurants Management recommitment MARKETING Integrated marketing campaign (PR, LSM, eClub) Research RESTAURANT Best execution of new sales layers Synthesizing brand image Solve for multiple building types and styles INNOVATION Test new technology and equipment (TMS, KDS, headsets, clamshells, etc.) Bar and bakery product line and service experience Why model market? What will we learn? Prove out sales layers and design concepts Evaluate ROIC hurdles and market-level performance Improve brand awareness and relevance with new GenX Female target What are we testing?

134 Mimi's $2.8M BER $1.6M Site Development Mimi's $2.8M BER $1.6M Building Design Mimi's $2.8M BER $1.6M Interior Mimi's $2.8M BER $1.6M Furniture & Fixtures Mimi's $2.8M BER $1.6M Equipment Mimi's $2.8M BER $1.6M Decor Mimi's $2.8M BER $1.6M BER $1.2M Mimi's $2.1M CURRENT (excluding land) 25% Reduction (5% per year) Design & Construction Value Engineering Strategy FY 2011-2015 GOAL (excluding land)

Build People Capability and Commitment Drive Ops Owns Sales Culture Improve Margins through Productivity Improve our Guest Experience Re-energize Development 135 In FY2011... We Must Continue Our Journey

136 Mike Townsley President Food Products

137 FY 2010 Review Food Products

138 Key Metrics FY 2010 REVIEW Volume Up 7% vs. prior year (comparable pounds) Net Sales Up 1.4% vs. prior year Food Products Market Share* ACTUAL Mashed Potatoes ACV 65.4% +12.4 points Sausage Market Share 17% +.7 points *IRI data ending May, 2010, Total U.S.

139 Key Accomplishments Food Products DSD conversion completed Sales Force restructured Expanded distribution All Plants BRC certified Key Pound Volume Changes Sides +9.5% Sausage +8.0% Sandwiches +1.0% *IRI data ending May, 2010, Total U.S. FY 2010 REVIEW

140 Distribution Map Food Products Bob Evans Bob Evans and Owens Bob Evans Growth Markets FY 2010 REVIEW

141 (CHART) Retail 89% Foodservice 7% Internal (BER/Mimi's) 4% Business Profile Food Products FY 2010 REVIEW

142 FY 2011 Strategic Plan Food Products

143 Vision Be "Best in Class" Food Business with a portfolio of convenient meal solutions that meet consumer needs driven by innovation and strong retail partnerships.

144 INNOVATIONS FY 2011 Insights Convenience Versatility Messaging Own the consumer target for all meal occasions Innovate & Expand Build Relevance Strategic Pillars Innovation and Category Leadership Category Sausage Heritage Restaurant Roots BRAND VISION Food Products #1 choice for FAMILY FIRST consumers' convenient meal solutions Distribution

145 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

146 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

147 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

148 Distribution Expansion Pricing Action and Promotion Discipline Innovation through Insights Brand Building Food Products "Must Do" Initiatives FY 2011

149 Food Products Strategic Opportunities FY 2011 RELATIVE MARKET SHARE GROWTH RATE FROZEN BREAKFAST SIDE DISHES GRILLING BREAKFAST SAUSAGE "Question Mark" Get Cost Structure in Line "Stars" Grow and Innovate Determine Strategic Fit "Limited Potential" Innovate and Protect "Cash Cow"

150 Food Products Total Sausage Market FY 2011 Growth Opportunities in $2.8 billion Category Dollar Share of Total Sausage (excluding frank sausage) Source: IRI Total US (calendar year 2009) Premium Bob Evans Johnsonville Jimmy Dean Hillshire Tennessee Pride Super Premium Aidells Regional Jennie-O Premio Purnell Private Label 10% 39% 46% 5%

151 FY 2011 Food Products Side Dish Category Apr '07 Jul Oct Jan '08 Apr Jul Oct Jan '09 Apr Jul Oct Jan '10 Total U.S. ACV (Avg Weekly Sales per $MM ACV) Total U.S. ACV (Bob Evans and Shedds Country Crock) Bob Evans Shedds Country Crock Diners Choice Simply Potatoes Private Label $3.56 $3.48 $3.71 $3.76 $7.20 90 80 70 60 50 40 30 Shedds Bob Evans

152 FY 2011 Food Products Top 20 Refrigerated Items by Top 20 Retailer Net $ Units Lbs. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 SIDES SAUSAGE SAUSAGE GRAVY EXPRESS OTHER Retailer Rank Item

153 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

FY 2011 Food Products Food Products Historical Performance 2007 2008 2009 2010 Trade $ / lb Avg Sow Cost 24¢ 27¢ 24¢ 29¢ Sausage Lbs $38 $35 $45 $42 Sides and Other Lbs

Deming: 85% of problems built into the way work is done What does it take to improve the process? Document how work gets done (steps) Examine the flow of work between people Give people the knowledge and methods to constantly improve the work. FY 2011 Food Products Improving the Process: LEAN

156 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

157 Discover Best Ways to Go to Market Together Partner with Key Retailers Maintain/Reduce Selling Expense as % of Sales Develop "One Enterprise" Food Safety Organization Drive Increased ROI with Improved Operations Build Strong Bench Become Industry Innovator Reduce Costs through Bob Evans LEAN Process Improvement Execute Continuous Manufacturing Initiatives Increase Production Capacity to Meet Growing Sales Demand Enhance Communication Adopt Category Management Decrease Costs with Improved Plant and Transportation Efficiencies Be "Best In Class" throughout Transportation/ Distribution Network Create Efficient Transportation/ Distribution Systems, Processes and Locations Increase Focus on Ethics and Compliance Expand Distribution Use New Customer P&L as Tool to Improve GP% Become Valued Resource for Retailer Partners Improve Profit Margins of Purchased or Co-manufactured Products Brand Building Foodservice Partnerships Food Products STRATEGIC BUSINESS FRAMEWORK FY 2011

158 Sausage business challenging, but room for expansion Significant upside on sides Distribution expansion #1 volume opportunity Pricing action necessary to offset sow cost increase Manufacturing $ trade spending initiatives will keep cost structure in line FY 2011 Food Products Key Takeaways

159 FY 2011 Outlook

160 $105 to 110 million Operating Income Significant factors impacting FY 2011 estimates relative to FY 2010 Significantly higher sow costs ($55-60 cwt compared to $42) Loss of one week of operations which contributed $31.3M in sales and $6.9M in operating income An effective tax rate estimated at 34% (closer to historical norm) compared to 27% FY 2011 Outlook

Annual Sales* BER Mimi's Foods Consolidated (CHART) 2011 EST. *Excluding 53rd week in FY2010 2010 2009 2010 2009 2010 2009 2010 2009 NOTE: Fiscal 2011 estimates reflect gradual improvement in same-store sales throughout the year at both restaurant concepts and food products pricing initiatives early in second quarter $965-985 $986.4 $1,020.5 $380-395 $398.9 $418.6 $330-360 $310.2 $311.4 ~$1,700 $1,695.5 $1,750.5 2011 EST 2011 EST 2011 EST SSS -2.0% to 0% SSS -5.0% to -2.0% FY 2011 Outlook (in millions)

162 COST OF SALES Sow costs of approximately $55 to $60 per hundredweight Food Products Segment: Pressure from increasing commodity costs offset by positive mix shifts and effective supply chain management Restaurant Segment: Operating Wages: Improvements reflecting expected labor efficiencies COST OF LABOR FY 2011 Outlook Prime Costs

163 Restaurant Segment 6.0% to 7.0% Food Products Segment 4.5% to 6.0% (Near breakeven in first quarter) FY 2011 Outlook Operating Margins

164 Depreciation & Amortization $85 to $87 million Net Interest Expense $9 to $10 million Effective Tax Rate Approx. 34% Diluted Weighted Average Shares Outstanding 31.0 million FY 2011 Outlook

(CHART) 165 Net Debt Reduction Cap Ex Dividends Cash from Operations: $150 to $160M each of last 3 fiscal years TARGET <120% of depreciation Treasury Share Repurchases *pie chart not to scale FY 2011 Guidance $65 to $70M (approx. 75% in restaurants) BER MC New 3 0 Rebuild 2 0 Remodel 40-50 ~10 TARGET Approx. 30% of net income and/or 25-30% of FCF TARGET Repurchases > equity plan dilution TARGET Funded debt of 0.5-2.0 X EBITDA FY 2011 Outlook Capital Allocation Summary $25M Board authorization for FY 2011

166 Thank you!